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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 30, 2005

                           ZEOLITE EXPLORATION COMPANY
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                       001-31937                     NA
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

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    12890 Hilltop Road, Argyle, Texas                                76226
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 233-0300
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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Section 5--Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

     As a result of the closing of the Stock Purchase Agreement between the registrant, Halter Financial Investments, L.P. ("HFI"), Alan W. Brandys and Douglas H. Hopper, HFI became the registrant's controlling stockholder, owning approximately 78.8% of the registrant's issued and outstanding shares of common capital stock.. HFI used "working capital" to purchase the 4,950,000 shares of the registrant's common stock from Messers Brandys and Hopper. As used herein, the term "working capital" includes income from the business operations of HFI plus sums borrowed from, among other sources, banks and brokerage firm margin accounts, to operate HFI in general. Before the execution of the Stock Purchase Agreement, the registrant's controlling stockholders were Messers Brandys and Hopper.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Directors and Executive Officers
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     On November 30, 2005,  upon the execution of the Stock Purchase  Agreement,
Douglas H. Hopper resigned as an officer and a member of the registrant's board of directors. Following the resignation, the sole remaining director, Alan W. Brandys, adopted resolutions electing Timothy P. Halter to the board of directors, filling the vacancy created by the resignation of Mr. Hopper. Mr. Brandys then resigned as chairman of the board and as an officer of the registrant, retaining his position as a director, and the newly constituted board of directors voted to elect Mr. Halter chairman of the board and sole executive officer.

     Mr. Halter has been the President and sole shareholder of Halter Financial Group, Inc., a Texas corporation ("HFG"), since 1995. HFG is a Dallas, Texas based consulting firm specializing in the areas of mergers, acquisitions and corporate finance. Mr. Halter currently serves as an officer and director of two public companies: DXP Enterprises, Inc., a Texas corporation, and Nevstar Gaming & Entertainment Corp., a Nevada corporation.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Zeolite Exploration Company



                                                      /s/ Timothy P. Halter
                                                     ---------------------------
                                                     Timothy P. Halter,
                                                     Sole Officer
Dated: November 30, 2005